UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 28, 2026

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana		71203
(Address of principal executive offices)		(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14th Street Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14th Street, Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes Due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes Due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Lumen Technologies, Inc. (the “Company”) announced that Ashley Haynes-Gaspar would be leaving her role as Executive Vice President, Chief Revenue Officer of the Company. Jeffery S. Sharritts has been appointed as the Company’s Executive Vice President, Chief Revenue Officer, effective as of February 4, 2026. Ms. Haynes-Gaspar will provide transition services to the Company through March 6, 2026 (the “Transition Date”) in order to ensure an orderly transition of her role to Mr. Sharritts.
In connection with the transition of her role and in exchange for a release of claims against the Company and its affiliates, Ms. Haynes Gaspar will receive (i) salary through her Transition Date, (ii) a short-term incentive bonus for fiscal year 2025 calculated based on actual performance for fiscal year 2025 and paid at the normal time such bonus is paid, (iii) any other benefits to which Ms. Haynes-Gaspar is entitled to under pre-existing
plans or programs of the Company, including under the Lumen Executive Severance Plan, and (iv) accelerated vesting of certain time-based restricted shares and retention of certain performance-based restricted shares outstanding on her Transition Date, provided that Ms. Haynes-Gaspar continues to perform her duties as requested by and to the reasonable satisfaction of the Company’s Chief Executive Officer through her Transition Date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC, and Qwest Corporation have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: February 3, 2026	By:	/s/ Mark Hacker
Mark Hacker
Executive Vice President, Chief Legal Officer & Public Sector

LEVEL 3 PARENT, LLC

Dated: February 3, 2026	By:	/s/ Mark Hacker
Mark Hacker
Executive Vice President, Chief Legal Officer & Public Sector

QWEST CORPORATION

Dated: February 3, 2026	By:	/s/ Mark Hacker
Mark Hacker
Executive Vice President, Chief Legal Officer & Public Sector